UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2007
OREXIGEN THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33415 (Commission File Number)	65-1178822 (IRS Employer Identification No.)

12481 High Bluff Drive, Suite 160, San Diego, CA (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant’s telephone number, including area code: (858) 436-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement
     On June 25, 2007, Orexigen Therapeutics, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Heather Turner, the Company’s newly-appointed Vice President, General Counsel and Secretary. The Employment Agreement that Ms. Turner entered into with the Company is the form of Executive Officer Employment Agreement previously filed with the SEC as Exhibit 10.2 with Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 16, 2007.
     Pursuant to the Employment Agreement, Ms. Turner’s annual base salary will be $230,000. In addition, Ms. Turner will be eligible for an annual performance bonus equal to up to 25% of the base salary and which is based entirely upon the achievement of the performance goals and objectives to be determined by the compensation committee of the board of directors of the Company. The Company also agreed to provide to Ms. Turner a signing bonus in the amount of $25,000. Such signing bonus is subject to repayment in the event that Ms. Turner’s employment with the Company is terminated for any reason. Repayment of the signing bonus shall be forgiven by the Company by 50% on each of the first and second anniversaries of Ms. Turner’s commencement of employment with the Company.
     In addition, Ms. Turner shall receive a stock option to purchase 130,000 shares of the Company’s common stock pursuant to the Company’s 2007 Equity Incentive Award Plan (the “2007 Plan”). Twenty-five percent of such option shall vest on June 25, 2008 and the remainder will vest in 36 equal monthly installments over a three year period thereafter, subject to Ms. Turner’s continued employment with the Company. Such stock option shall have a ten year term and shall be subject to the terms and conditions of the 2007 Plan.
     Under the terms of the Employment Agreement, Ms. Turner’s employment is at-will and may be terminated by either the Company or Ms. Turner at any time upon 30 days written notice. The Employment Agreement also provides for, among other things, certain cash severance and stock option vesting acceleration benefits and nonsolicitation covenants. A description of these material terms of the Employment Agreement are contained in the section entitled “Compensation Discussion and Analysis — Elements of Executive Compensation” in the Company’s Prospectus filed pursuant to Rule 424(b) under the Securities Act with the SEC on April 26, 2007.
     A complete copy of the form of Employment Agreement that Ms. Turner entered into with the Company was filed with the SEC as Exhibit 10.2 with Amendment No. 2 to the Company’s Registration Statement on Form S-1 on February 16, 2007 and is incorporated herein by reference. The above summary of the Employment Agreement does not purport to be complete and the foregoing description of the terms of the Employment Agreement is qualified in its entirety by reference to such exhibit.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Form of Executive Officer Employment Agreement (incorporated by reference to Exhibit 10.2 filed with Amendment No. 2 to the Company’s Registration Statement on Form S-1 on February 16, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.
Date: June 28, 2007	By:	/s/ Gary D. Tollefson
		Name:	Gary D. Tollefson, M.D., Ph.D.
		Title:	President and Chief Executive Officer

Date: June 28, 2007	By:	/s/ Graham K. Cooper
		Name:	Graham K. Cooper
		Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Executive Officer Employment Agreement (incorporated by reference to Exhibit 10.2 filed with Amendment No. 2 to the Company’s Registration Statement on Form S-1 on February 16, 2007).